SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☑     Soliciting Material Pursuant to §240.14a-12

THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)

AMERITRADE HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
Common Stock

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

Forward-Looking Statements
Additional Information and Where to Find It

Forward-Looking Statements

The statement, analyses, and other information contained herein relating to the proposed merger and anticipated synergies of TD Ameritrade, including cost savings and revenue opportunities, and the timing of the synergy realization; the expected accretive nature of the transaction and the timing of the accretion; the expected financial and operational performance of TD Ameritrade, including increased net income and pre-tax margin; industry rankings and competitive position; realization of Ameritrade’s strategy; the service offerings of TD Ameritrade; the expected benefits to stockholders and customers; credit and interest rate risk; execution of integration plans; management and organizational structure; the dividend to be paid to Ameritrade stockholders; timing of the closing; future consolidation and growth; and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-

looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that financing will not be available to fund the dividend or, if available, will be at a higher interest rate than expected; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated financial results of TD Ameritrade or the timing of when those results will be realized; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission (“SEC”), including Ameritrade’s most recent Form 10-K and 10-Q.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the SEC. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation (“Ameritrade”), The Toronto-Dominion Bank (“TD”), and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding TD’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

The tender offer for outstanding shares of Ameritrade common stock described in the press release has not commenced. At the time the tender offer is commenced, TD and J. Joe Ricketts, if he participates in the tender offer, will file a tender offer statement on Schedule TO with the SEC, and Ameritrade will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that Ameritrade’s security holders should read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Ameritrade’s security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC in connection with the tender offer) will be available at no charge on the SEC’s web site at www.sec.gov.

This filing consists of the following materials:

(1)	Joint press release announcing the transaction

(2)	TD PowerPoint presentation to investors

(3)	Ameritrade PowerPoint presentation to investors

Ameritrade and TD Waterhouse U.S.A. Acquisition Q&A
June 22, 2005

OVERVIEW:
The Q&A below provides information for associates of Ameritrade and TD Waterhouse U.S.A. related to the acquisition announcement on June 22, 2005. The information is organized to assist you in answering general questions you may receive, in addition to questions specifically related to how the deal will affect you.

Note: Specific client questions should be directed to client service representatives from their respective company. Please direct Ameritrade client questions to 1-800-669-3900; for TD Waterhouse U.S.A. clients, please direct questions to 1-800-934-4448. Specific highlights and terms of the deal can be found on the press release and acquisition fact sheet available on www.amtd.com or www.tdwaterhouse.com.

If Ameritrade shareholders have questions, direct them to Dave Pleiss in Ameritrade Investor Relations at 402-597-5658 or dpleiss@ameritrade.com. For Ameritrade media inquiries, please refer them to Donna Kush in Ameritrade Corporate Communications at 402-827-8931 or dkush@ameritrade.com. For TD Waterhouse U.S.A. or TD Bank Financial Group media inquiries, these calls should be directed to Kelly Hechler, TDBFG Media Relations at (416) 982-2469, or kelly.hechler@td.com. If TD Bank Financial Group shareholders have questions, direct them to Scott Lamb in TDBFG Investor Relations at (416) 982-5075, or scott.lamb@td.com.

KEY MESSAGES REGARDING THE DEAL
Use the points below to answer any general questions you may receive from friends or family regarding the deal.

For additional information related to highlights of the deal, please see the press release and acquisition fact sheet.

•	Ameritrade has reached a definitive agreement with TD Bank Financial Group to acquire the U.S. brokerage business of TD Waterhouse U.S.A. Together, we will create the largest online retail broker as measured by average retail equity trades per day, with the scale, breadth and financial strength to be a leading player in the increasingly competitive and consolidating investor services industry.

•	We believe the combination will provide an opportunity for significant net income growth with minimal additional exposure to credit or interest rate risk and accelerate Ameritrade’s long-term investor strategy with access to branches and advice while maintaining industry leading pre-tax margin. We expect this combination will create value for shareholders by generating substantial cost synergies and deliver a more diverse revenue mix by shifting to an asset-gathering model.

•	This is also an exciting time to be an Ameritrade/TD Waterhouse U.S.A client. Although nothing changes for now, following the closing and after the integration of the two businesses, clients will benefit from the full spectrum of enhanced trading and investing solutions the new company will be able to offer. This means that clients will have more power, more tools, more choices and more of the edge they need to make the most of their trading and investing futures.

•	Clients will get the best of both worlds in one combined company. We’ll be taking the powerful online trading tools, advanced technology, 24/7 service, execution quality and value you expect from Ameritrade and adding the extensive branch network, personalized investment services and financial advice that TD Waterhouse U.S.A. offers.

•	The overall brand will be TD AMERITRADE. Please remember that until the transaction is approved and closes, the two firms will continue to act as separate entities.

INTERNAL ASSOCIATE QUESTIONS
Note: The following questions and answers are for internal use only.

For additional information related to highlights of the deal, please see the press release and acquisition fact sheet.

Q: How will this deal affect me?
A: We all appreciate your hard work over the past few weeks despite all the speculation in the media. We know it can be difficult to stay focused on your work when it seems like everyone is discussing your future. We are committed to making the integration and transition as smooth as possible for associates of both firms, and will keep you informed on any decisions that affect you, and we will do that honestly and with respect.

Q: Will positions at either company be eliminated or changed?
A: We recognize that news like this can cause a great deal of uncertainty both professionally and personally. Ameritrade and TD Waterhouse are committed to treating all associates fairly, honestly and with respect. We recognize and appreciate your efforts during this challenging time.

While we will work to minimize job loss through attrition and by limiting external hiring, the reality is that we expect there will be staff reductions. This job loss will primarily occur in the areas where we have overlapping operations. No matter what the situation, Ameritrade and TD Waterhouse are committed to treating all associates fairly, honestly and with respect.

The transaction is expected to close within approximately six months. It is business as usual until then and no job reductions related to the merger are planned prior to the deal closing. Between now and the close of the deal, an integration team of senior management from both companies will review the future needs of the new TD Ameritrade. Your expertise, skills and the relationships you’ve built will be invaluable as we move forward, and clients will continue to need the high level of service you provide.

Q: Why are we doing this deal now?
A: This is the best deal at this time. We believe the combination will provide an opportunity for significant net income growth with minimal exposure to credit or interest rate risk. It will create an even stronger platform for future consolidation and growth.

Together, we will create the largest online retail broker as measured by the average number of retail equity trades per day, with the scale, breadth and financial strength to be a leading player in the increasingly competitive and consolidating investor services industry. The combination of Ameritrade’s industry-leading active trading platform with TD Waterhouse U.S.A.’s extensive investing solutions will create a full spectrum of financial services for all clients.

Q: When will the acquisition be completed?
A: The acquisition requires regulatory and Ameritrade shareholder approval before it can be finalized, and that will take time. The companies expect the transaction to close within approximately six months.

Q: Who is the management team? Who will be on the Board of Directors?
A: Joe Moglia will become chief executive officer of the combined company.

The initial board of directors will include J. Joe Ricketts, Ameritrade founder and chairman of the combined company, vice-chairman Ed Clark, the CEO of TD Bank Financial Group, TD Ameritrade CEO Joe Moglia, J. Peter Ricketts, president and chief operating officer of TD Ameritrade and Thomas S. Ricketts. The remaining TD representatives and three independent members will be selected prior to closing.

Q: What will happen to the company name?
A: The combined company will operate under the name TD AMERITRADE. We will work closely to analyze and determine the best way to leverage the value of both existing brands to ensure that trademarks and trade names are used to bring maximum benefits to the new company and its clients. Please remember that until the transaction is approved and closes, the two firms will continue to compete in the marketplace. No branding or changes that might affect clients or shareholders will be made before that time.

The goal is to bring the best of both brands together to create a recognizable brand that will have greater meaning and relevance to investors.

Q: What executives were involved in this decision?
A: The terms of this transaction were negotiated by TD Bank Financial Group and Ameritrade with the support of senior management teams from Ameritrade, TDBFG and TD Waterhouse.

Q: Is regulatory and shareholder approval necessary? How will the TD Waterhouse and Ameritrade business be run during the regulatory and shareholder approval process?
A: Yes, the deal requires regulatory and Ameritrade shareholder approvals before it can be finalized. We estimate that this transaction will close in approximately six months.

For both Ameritrade and TD Waterhouse, it will be business as usual until full regulatory and shareholder approval is achieved. Both companies need to focus on continuing to serve their clients and achieving their business goals and objectives.

Q: Who will represent TD Waterhouse interests during the transition period?
A: A transition team comprised of senior managers from Ameritrade and TD Waterhouse USA will be established to lead integration following the closing of the transaction. Our goal is to make the integration experience as seamless as possible for clients and associates. Ameritrade has a strong track record of doing just that, having successfully integrated seven companies since 2001. Integration will be organized into phases and could take up to 18 months to complete once the transaction closes.

Q: Will Ameritrade and TD Waterhouse discontinue their advertising and promotional programs?
A: Until the deal closes, the two companies will operate as separate entities. Both Ameritrade and TD Waterhouse will each continue to promote their respective company in the same manner as before the deal.

Q: What will happen to the leadership of Ameritrade and TD Waterhouse USA?
A: We are committed to building a team comprised of the best leaders from both organizations. The goal is to leverage talent from both companies when possible and to combine the best products, systems and processes.

Q: What business functions will be eliminated as a result of the transaction?
A: We can’t speculate on what may happen after the transaction closes, but it is clear that TD Waterhouse U.S.A.’s branches and independent financial advisor businesses complement Ameritrade’s business model. As in any transaction of this nature, it is likely there will be staff reductions where duplicate operations exist.

Q: How will Ameritrade and TD Waterhouse associates receive information as the transaction progresses?
A: It’s a priority for us to keep you informed as the transaction progresses. Regular updates will be posted on the “What’s New” section of the TDW intranet homepage and Announcements section of Athena, Ameritrade’s intranet. Senior managers will also provide regular updates to their teams.

Q: Will associates be entitled to severance if their positions no longer exist? Will current compensation and benefits change for TD Waterhouse associates prior to the transaction being approved?
A: Between now and the approval of the transaction, it is business as usual at both firms. This means that all compensation, benefit and associate policies will operate as they normally do. Associates who are left without a job in connection with the merger will be eligible to receive severance packages. Both Ameritrade and TDBFG are committed to treating associates fairly and with respect.

Q: Will current compensation including bonuses, health benefits, retirement plans, vacation allocations, medical and other leaves change for Ameritrade or TD Waterhouse associates as a result of the transaction?

A: Between now and the approval of the transaction, it is business as usual at both TD Waterhouse and Ameritrade. Associates will continue to receive compensation, benefits and vacation allocations according to the plans in effect at their company until a deal is approved. If there are any changes to the compensation, benefits, retirement plans, vacation allocations of associates who remain with the new company, information will be provided to associates prior to any changes taking effect. Any existing medical or other leave arrangements will be honored.

Q: Will TD Waterhouse U.S.A. associates still receive their bonus if the deal closes before bonuses are paid?
A: All bonus arrangements will be honored for eligible, qualified associates for the current year.

Q: When will Ameritrade be onsite at TD Waterhouse U.S.A.?
A: As the integration team develops their plans, we will share information about when Ameritrade will be onsite.

Q: Where can I get more information about Ameritrade?
A: You can learn more about Ameritrade and their client offerings at www.ameritrade.com and www.ameritradeinstitutional.com. Corporate and investor information is also available at www.amtd.com. Fact sheets for both companies can be found on www.amtd.com.

Ameritrade’s headquarters is located in Omaha, Nebraska. They have call centers in Omaha and Ft. Worth, Texas and offices in Columbia, Maryland and Jersey City, New Jersey.

Q: Where can I learn more about TD Waterhouse U.S.A.?
A: You can learn more about TD Waterhouse U.S.A. and their client offerings at www.tdwaterhouse.com. Fact sheets for both companies can be found on www.amtd.com.

TD Waterhouse U.S.A. is headquartered in New York, New York. They have hundreds of branches across the U.S.

Q: What are the next steps?
A: Continue with business as usual until the close. As more information is available, we will communicate this information to you through our normal communication channels. Integration will begin as soon as the transaction closes and is expected to take 18 months.

Please remember that everything we disclose is proprietary and must not be communicated outside of the company.

Safe Harbor
This Q&A contains forward-looking statements that involve risks and uncertainties. For example, statements related to the expected financial and operational performance of TD Ameritrade, including increased net income and pre-tax margin; expected synergies of TD Ameritrade, including cost savings and revenue opportunities; credit and interest rate risk; industry rankings and competitive position; realization of Ameritrade’s strategy; the service offerings of TD Ameritrade; the expected benefits to stockholders and customers; the expected impact of the transaction on employees; execution of integration plans; management and organizational structure; timing of the closing; future consolidation and growth; and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated financial results of TD Ameritrade or the timing of when those results will be realized; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.

Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

1 Source: Ameritrade, Waterhouse, E*Trade, and Schwab reports publicly filed by each entity for the quarter ended 03/05 or last twelve months ended 0305 for average trades per day and pre-tax margin. Source for being the third largest RIA provider: Cerulli Associates, RIA Service Agent Survey, May 2005. Quarterly trading volume numbers for E*Trade are retail daily average revenue trades, which excludes professional trades. The numbers for Schwab are daily average revenue trades, which includes all client trades that generate commission revenue or revenue from principal mark-ups (i.e., fixed income), including trades of equities, options, fixed income securities, and mutual funds that generate transaction fees, and excluding Mutual Fund OneSource trades and other asset-based trades. The numbers for AMTD and TD Waterhouse U.S.A. are average daily trades, which include all client trades of equities, options, mutual funds and debt instruments.

TD Ameritrade Creating Value While Strengthening Strategic Position June 22, 2005 Ed Clark President and CEO TD Bank Financial Group Dan Marinangeli EVP and CFO TD Bank Financial Group

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, TD Bank Financial Group's plans, objectives, expectations and intentions and other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," "and other similar expression. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group's management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of TD Ameritrade following the transaction; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that TD Ameritrade is unable to retain employees that are key to the operations of the combined business; that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group's results to differ materially from those described in the forward-looking statements can be found in TD Bank Financial Group's Annual Report on Form 40-F for the fiscal year ended October 31, 2004, which was filed with the U.S. Securities and Exchange Commission on December 13, 2004 and is available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800- 237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade's directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030. The tender offer for outstanding shares of Ameritrade common stock described in this presentation has not commenced and will not commence until the proposed transaction is completed. At the time the tender offer is commenced, The Toronto-Dominion Bank and certain members of the Ricketts family, if they participate in the tender offer, will file a tender offer statement on Schedule TO with the SEC, and Ameritrade will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that Ameritrade's security holders should read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Ameritrade's security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC in connection with the tender offer) will be available at no charge on the SEC's web site at www.sec.gov. Forward-Looking Statements And Other Information

Creating Value While Strengthening Strategic Position Allows us to stay in the industry while reaping the benefits of current and any future consolidation Translates ownership in TD Waterhouse USA into ownership in one of the three major players in the sector Significant value creation for TD Accretive to earnings in first year before amortization of intangibles About $500 million in capital available for reinvestment TD Ameritrade Excellent, experienced U.S. management team Best in class platform A strong national brand

Board composition Corporate Governance1 and Transaction Highlights TD designates 5 out of 12 directors Joe Ricketts Chairman Ed Clark Vice Chairman TD ownership level Initial ownership 32% Promptly after closing a tender offer for an additional 7.9% Ownership capped at 39.9% for 3 years and 45% in years 4 to 10, unless bid for 100% with approval of independent directors and unaffiliated stockholders Management CEO Joe Moglia CEO appointment requires 2/3 Board majority TD retains 100% of TDW Bank Service agreement in place between TD Ameritrade and the TDW Bank TD Waterhouse Bank TD Ameritrade in the U.S. TD Waterhouse Brand continues in Canada and the U.K. Brand 1. Governance rights are contained in a stockholders agreement with a 10 year term, subject to earlier termination in certain events

Projected EPS accretion to TD reported basis(1) TD Financial Parameters Neutral in 2006 C$0.14 per share in 2007 Based on last 12 month earnings and synergies to be realized 40% in Fiscal 2006 and 90% in Fiscal 2007. Based on the assumptions described in (1) and adjusted for amortization of intangibles expense. EPS before the amortization of intangibles is a non-GAAP measure. See page 13 of the 2004 Annual Report for an explanation and reconciliation to GAAP Projected EPS accretion to TD before amortization of intangibles(2) C$0.08 per share in 2006 C$0.24 per share in 2007 Non-consolidated investment One month lag in quarterly reporting Accounting TD acquires 100% of Ameritrade Canada Purchase price US$60MM or C$75MM In Canada U.S $725 million or C$900 million Gain on sale (after-tax) Within six months Expected closing

Pro Forma TD Ameritrade with all Revenue Opportunities and Expense Synergies Ameritrade Adjusted TD Waterhouse USA TD Ameritrade Combined Full Synergies TD Ameritrade As Adjusted Revenue $890 $726 $1,616 $200 1,816 Operating Expense 337 566 903 (328) 575 Advertising 96 77 173 (50) 123 Total Expense 433 643 1,076 (378) 698 Pre-tax $457 $83 $540 $578 (4) 1,118 Revenue Attrition (27) (27) Intangible Amortization Expense (42) (42) Interest on Borrowings - (120) Cost to build branch network - - 509 929 Net Income (GAAP basis) $274 $557 (3) Diluted shares O/S 413MM 607MM EPS $0.66 $0.92 12 months ending 3/31/05 Adjusted for the sale of Ameritrade Canada Synergies to be realized over 18 months (Yr1: 40%, Yr2: 90%, Yr3: 100%) Calculated as LTM revenue on a per account basis; multiplied by 5% of retail accounts (non RIA accounts); multiplied by (1 minus variable cost percentage) Represents intangible amortization associated with the "client list" acquired. Calculated as the assumed purchase price paid less net assets acquired; multiplied by 32% (rate determined by an independent valuation expert in Datek acquisition); divided by 20 year assumed life. (5) Based on borrowings of $2.0B (at 7%). Pre-tax US$ millions Accretion to Ameritrade 39% (1) (2) (5)

TD Wealth Management $ 65 $ 11 $ 20 $ 18 $ 16 $ 21 $ 30 TDW USA Discount Brokerage $ 336 $ 99 $ 98 $ 63 $ 76 $ 102 $ 111 Total Wealth Management Trailing 4Qs Q205 Q105 Q404 Q304 Q204 Q104 CAD $MM Note: Within TD's Wealth Management business segment is TD Waterhouse Discount brokerage and TD Waterhouse Bank - an affinity bank In this transaction, Ameritrade is acquiring TDW USA Discount Brokerage and TD is retaining TD Waterhouse Bank After the transaction closes TD's Wealth Management segment will report Canadian Wealth Management (including TDW UK and TDW Bank) and net income from non-consolidated investment (TD Ameritrade) Business Segment Net Income $ 271 $ 88 $ 78 $ 45 $ 60 $ 81 $ 81 Canadian Wealth Management

Illustration: Accretion to TD with all Revenue Opportunities, Expense Synergies and 40% ownership Pro forma combined net income GAAP basis (slide 6) US $557MM FX conversion at 1.25 C $295 TD share (39.9%) of TD Ameritrade earnings excluding intangible amortization US $236MM TD Ameritrade: TDBFG net earnings from TD Ameritrade: Amortization of intangibles expense (60) TD Waterhouse USA earnings foregone (63) EPS Accretion estimation all synergies, opportunities, 39.9% ownership: Net earnings accretion before the amortization of intangibles C $191MM TD Shares outstanding (fully diluted) 713MM Funding cost from the cash portion of the transaction (39) Net earnings accretion reported basis C $131MM Reported basis C$ 0.18 Before the amortization of intangibles and restructuring C$ 0.27 US/CAD GAAP Adjustments (10) Ameritrade Canada (expected after synergies) 8 Amortization of intangibles (after-tax) 34 Net income excluding TD Ameritrade amortization of intangibles US $591MM

Projected Capital Ratios at Close Note: Pro-forma Tangible common equity ratio approximately 8.7% versus 6.9% at Q2/05 Pro forma Tier 1 capital ratio approximately 11.8% versus 10.0% at Q2/05 Little change to rating agency capital ratios Estimate of the impact from Basel II is negative but dependent upon re-calculation for the entire bank After close, an appropriate lower end range for tangible common equity ratio is around 7.5% Capital Ratio As at Q2/05 Net tangible common ratio 6.9% Tier 1 ratio 10.0% Pro Forma at Q2/05 8.7% 11.8%

Continuing Growth Opportunities Illustrative Business Segment Earnings Mix1 P&C Wealth TD AMTD TD BNK Wholesale Q1 2005 0.54 0.11 0.08 0.09 0.19 TD Canada Trust (Canadian P&C) TD Securities (Wholesale) TD Waterhouse (Canadian Wealth) Based on YTD business segment earnings and full quarter run rate for TD Banknorth and pro forma TD Ameritrade

Joe Moglia, Chief Executive Officer - Ameritrade Holding Corp. Ed Clark, President and CEO - TD Bank Financial Group Randy MacDonald, Chief Financial Officer - Ameritrade Holding Corp. Dan Marinangeli, Chief Financial Officer - TD Bank Financial Group June 22, 2005 Delivering on our Strategy TD Ameritrade

Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties. For example, statements related to realization of Ameritrade's strategy; the service offerings of TD Ameritrade; the expected benefits to stockholders and customers; credit and interest rate risk; expected synergies of TD Ameritrade, including cost savings and revenue opportunities, and the timing of the synergy realization; the expected accretive nature of the transaction and the timing of the accretion; the expected financial and operational performance of TD Ameritrade, including increased net income and pre-tax margin; accelerated business growth; industry rankings and competitive position; execution of integration plans; management and organizational structure; the dividend to be paid to Ameritrade stockholders; timing of the closing; future consolidation and growth; future stock buybacks, acquisitions and dividends; and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that the bank sweep agreement does not obtain regulatory approval; that financing will not be available to fund the dividend or, if available, will be at a higher interest rate than expected; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated financial results of TD Ameritrade or the timing of when those results will be realized; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade's most recent form 10-K and 10-Q. Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation. TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp. are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank

Realizes Ameritrade's strategy Accelerates client segmentation strategy Serves full spectrum of individual investor needs across all products and channels Benefits of banking with minimal exposure to interest rate or credit risk Enhances low cost platform Continues industry consolidation Delivers superior financial returns Expected gross synergies of $578M Assuming full synergy realization, LTM March 2005: 39% EPS accretion Combined adjusted revenue: $1.8B with greater diversification Combined adjusted net income: $557M Shift to significant asset-based revenue model, which typically commands a higher multiple Low execution risk Proven track record The Best Combination for Clients and Shareholders TPD TD AMTD 238.973 SCH 191.3 ET 88.075 TD AMTD 0.52 ET 0.33 SCH 0.16 Average client trades per day (000s) TD AMTD As Adjusted SCH ET TD AMTD As Adjusted ET SCH Pre-tax margin (LTM March 2005) TD AMTD is with full assumed synergy realization. Source: Company reports. Quarter ended March 2005. Source: Company reports. E*Trade reports retail daily average revenue trades, which excludes professional trades. Schwab reports daily average revenue trades, which includes all client trades that generate commission revenue or revenue from principal mark-ups (i.e., fixed income), including trades of equities, options, fixed income securities, and mutual funds that generate transaction fees, and excluding Mutual Fund OneSource trades and other asset-based trades. AMTD and Waterhouse report average daily trades, which include all client trades of equities, options, mutual funds and debt instruments.

Realization of Ameritrade's Strategy Strengthens core business, accelerates growth & expands earnings RIA Long-term Investors Active Traders AMTD 4.1 75.6 164 TDW USA 38.1 143.4 75 Entrenched strong player Leverage platform with larger client base Amerivest New client base, suite of products, branch network, WICs, bank access Entrenched strong player Adds accounts and trades Adds assets and asset- based revenues Adds advisors, assets and asset-based revenues Source: Ameritrade, Waterhouse, E*Trade, and Schwab reports publicly filed by each entity for the quarter ended 03/05 and Cerulli Associates, RIA Service Agent Survey, May 2005.

Strategic Impact Grows net income with minimal additional exposure to interest rate or credit risk Adds significant asset based revenues Grows margins even with large scale branch network Positions AMTD for P/E multiple expansion and additional acquisitions Source for 2006 P/E: Smith Barney and Sandler O'Neill. Source for LTM pre-tax income and margin: Company reports. TD AMTD is combined LTM March 2005 assuming full synergy realization. Size of bubble is based on P/E Pre-Tax Margin Pre-Tax Income $700 M 35% Schwab E*Trade AMTD TDW TD AMTD 0 $1,400 M 70%

Pro Forma Ownership: 68% Existing Ameritrade Shareholders/32% TD Bank Financial Group Board: 12 member board 5 TD Bank representatives (including Vice Chairman, Ed Clark) 3 Ricketts family representatives (including Chairman, Joe Ricketts, and President & Chief Operating Officer, Pete Ricketts) 3 independent representatives selected prior to close CEO, Joe Moglia Structure: Ameritrade will issue shares of its stock in exchange for the U.S. brokerage business of TD Waterhouse U.S.A. Approvals: AMTD Shareholders; Regulators Timing: Expected closing within 6 months, full synergy realization expected 6 quarters after closing Other Details: $6/share dividend to be paid to AMTD shareholders - $5/share to be funded by borrowings and excess cash, $1/share to be funded through excess capital at TD Waterhouse U.S.A. - total dividend of $2.4 billion. Ameritrade Canada to be sold to TD Bank for $60M TD Bank will tender an additional 7.9% of shares immediately after closing at $16/share, ex-dividend TD Bank limited to ownership of no more than 39.9% of outstanding shares for 3 years after closing and no more than 45% of outstanding shares in years 4 through 10, unless tendering for 100% and receiving approval by unaffiliated directors and shareholders Joe Ricketts may participate in tender offer. The Ricketts family limited to ownership of no more than 29% of outstanding shares for ten years Summary Transaction Terms

Combined Operating Metrics As of or for the quarter ended March 2005 Ameritrade metrics adjusted for the sale of Ameritrade Canada $ in Billions (1) Client credit balances and money market funds (2) Qualified accounts are all open client accounts with a total liquidation value of $2,000 or more, except Clearing accounts. (3) Total accounts for Ameritrade are all open client accounts (funded and unfunded), except Clearing accounts. (4) Total accounts for TD Waterhouse U.S.A. are all funded client accounts. TD Ameritrade (As Adjusted)

Combined Results with Full Synergy Realization 39% Accretion In Millions except per share and percentages (1) Ameritrade excluding Canadian operations (2) Synergies expected to be realized over 18 months (Yr1: 40%, Yr2: 90%, Yr3: 100%) (3) Calculated as LTM revenue on a per account basis; multiplied by 5% of retail accounts (non RIA accounts); multiplied by (1 minus variable cost percentage) (4) Represents intangible amortization associated with the "client list" acquired. Calculated as the assumed purchase price paid less net assets acquired; multiplied by 32% (rate determined by an independent valuation expert in Datek acquisition); divided by 20 year assumed life. (5) Based on borrowings of approximately $2B (at 7%).

Revenue Opportunities - $219B Client Assets Rent capital and banking skill set of TD Bank Minimal additional exposure to interest rate or credit risk (1) Assumed $1B of securities Assets in Billions Balances as of March 2005 Match the duration of assets and liabilities (no hedge expense)

Expense Synergies Equivalent of 59% of TD Waterhouse U.S.A. Expenses Expected to be Eliminated Proven integration track record Best people, products & platform Integration plan: - client retention - synergy realization - operational excellence - commitment to associates $ in Millions (1) Ameritrade excluding Canadian operations (2) Estimated breakout of expenses by Ameritrade expense categories

Why Ameritrade? On strategy and financially attractive Financial benefits of consolidation Strategic combination: Focus on wealth management: higher P/E, ability to make future acquisitions Full spectrum of investors: active trader to long-term investor Proven management team

The Combination of Ameritrade and TD Waterhouse U.S.A.... Is the best combination for Clients and Shareholders Realizes Ameritrade's strategy Access to banking without the cost or risk Delivers superior financial returns Continues industry consolidation Has minimal execution risk Positions firm for future acquisitions and for P/E expansion

Additional information and where to find it In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade's directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030. The tender offer for outstanding shares of Ameritrade common stock described in this announcement has not commenced. At the time the tender offer is commenced, The Toronto-Dominion Bank and J. Joe Ricketts, if he participates in the tender offer, will file a tender offer statement on Schedule TO with the SEC, and Ameritrade will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that Ameritrade's security holders should read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Ameritrade's security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC in connection with the tender offer) will be available at no charge on the SEC's web site at www.sec.gov.